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                          USAA LIFE INVESTMENT TRUST

                       SUPPLEMENT DATED JANUARY 28, 1998
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1997
                       AS SUPPLEMENTED SEPTEMBER 1, 1997

The section entitled, "Portfolio Transactions", located on page 9 of the Statement of Additional Information, has been amended to add the following as the second paragraph of the section:

The Trust has no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Trust contemplates that, consistent with obtaining the best combination of price and execution available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of the Advisor. The Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act that are designed to ensure that all brokerage commissions paid to USAA Brokerage Services are reasonable and fair. The Board of Trustees has authorized the Advisor, as a member of the Chicago Stock Exchange, to effect, through USAA Brokerage Services, portfolio transactions for the Trust on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.